Discontinued operations (Tables)	12 Months Ended
Dec. 31, 2025
Discontinued operations
Schedule of net income from discontinued operations

	December 31,	December 31,
	2025	2024
Revenue
Royalty income	$1,118,283	$1,458,739
Cost of Sales
Depletion	(156,908)	(590,942)
Gain on spin-out of assets	6,617,616	—
Income from discontinued operations before income taxes	7,578,991	867,797
Recovery / (Provision) of income taxes	380,170	(293,969)
Net income from discontinued operations	$7,959,161	$573,828